Exhibit 99.2
Consolidated Balance Sheets           Amounts in thousands
  Unaudited
  Last updated April 28, 2010

	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2007	2007	2007	2007	2008	2008	2008	2008	2009	2009	2009	2009	2010

Assets
Current assets:
Cash and cash equivalents	44,899	33,842	33,109	43,681	44,591	52,781	51,145	51,405	51,462	46,987	32,388	41,546	43,114
Short-term investments	37,578	52,911	56,823	52,644	36,585	41,540	46,444	34,412	36,517	42,808	60,634	54,977	55,293
Accounts receivable	25,050	27,797	24,690	29,480	27,503	26,722	27,820	36,770	24,220	31,670	31,034	31,850	29,723
Term receivables	20,555	15,756	13,773	13,069	9,616	8,814	6,875	5,752	4,810	4,107	3,011	2,417	1,762
Less allowance for doubtful accounts	(2,273)	(2,046)	(2,009)	(1,918)	(2,056)	(2,177)	(2,148)	(2,277)	(1,901)	(1,910)	(1,701)	(1,914)	(1,794)
Prepaid & other current assets	3,676	4,980	5,786	5,979	6,773	7,082	7,497	7,531	7,593	7,815	8,689	8,828	9,620

Total current assets	129,485	133,240	132,172	142,935	123,012	134,762	137,633	133,593	122,701	131,477	134,055	137,704	137,718

Long-term investments	—	—	—	—	17,810	11,925	4,612	4,963	4,980	4,792	—	—	—
Property and equipment, net	10,715	10,494	10,451	10,856	10,807	10,798	10,377	10,141	9,187	9,775	9,781	10,122	10,154
Term receivables, noncurrent	19,349	13,239	11,170	9,859	8,059	5,728	4,420	3,547	2,804	2,159	1,447	1,105	810
Intangible and other assets, net	9,380	9,352	9,221	10,136	10,016	10,025	10,268	10,093	9,274	9,379	14,991	15,504	16,181

Total assets	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863

Liabilities, Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	13,818	14,688	14,855	15,790	18,146	17,919	17,405	16,223	14,309	17,847	16,601	16,573	19,967
Commissions and bonuses payable	2,902	2,918	2,889	5,044	3,531	4,279	4,351	5,665	3,084	4,958	4,838	6,271	4,964
Current portion of long-term debt	32	32	42	43	44	44	45	46	46	45	34	22	10
Deferred revenue	67,444	66,660	69,665	76,995	73,575	76,693	72,008	77,584	72,885	75,972	75,643	74,446	68,103

Total current liabilities	84,196	84,298	87,451	97,872	95,296	98,935	93,809	99,518	90,324	98,822	97,116	97,312	93,044

Deferred revenue, noncurrent	41,241	41,718	37,139	37,665	38,079	39,289	37,201	35,614	30,322	28,112	28,298	26,881	27,592
Long-term debt	77	69	79	68	57	45	34	22	10	—	—	—	—

Stockholders’ equity (deficit):
Common stock	33	33	33	33	34	34	34	34	34	34	34	34	34
Additional paid-in capital	88,064	90,750	92,486	95,377	97,107	99,187	101,337	102,662	104,345	107,281	109,394	112,439	115,680
Treasury stock, at cost	—	—	—	—	—	—	—	(13,209)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)
Other comprehensive income (loss)	(384)	(504)	(551)	(292)	(536)	(787)	(193)	1,916	1,875	1,260	1,394	1,125	1,284
Accumulated deficit	(44,298)	(50,039)	(53,623)	(56,937)	(60,333)	(63,465)	(64,912)	(64,220)	(62,957)	(62,920)	(60,955)	(58,349)	(57,764)

Total stockholders’ equity	43,415	40,240	38,345	38,181	36,272	34,969	36,266	27,183	28,290	30,648	34,860	40,242	44,227

Total liabilities, preferred stock and stockholders’ equity	168,929	166,325	163,014	173,786	169,704	173,238	167,310	162,337	148,946	157,582	160,274	164,435	164,863

Consolidated Statements of Operations           Amounts in thousands (except per share amounts)
Unaudited
Last updated April 28, 2010

	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
Revenue:
Software, hosting and support	19,819	20,693	22,366	24,105	86,983	24,556	25,573	25,956	26,491	102,576	26,045	27,424	29,754	32,172	115,395	33,025
Professional services	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077

Total revenue	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102
Cost of revenue:
Software, hosting and support	4,394	4,565	4,604	4,848	18,411	5,035	5,043	5,305	5,014	20,397	4,949	4,954	5,232	5,813	20,948	5,879
Professional services	5,171	5,036	5,667	6,138	22,012	7,285	7,810	8,133	7,212	30,440	7,008	6,346	6,365	6,891	26,610	7,332

Total cost of revenue	9,565	9,601	10,271	10,986	40,423	12,320	12,853	13,438	12,226	50,837	11,957	11,300	11,597	12,704	47,558	13,211
Gross profit	16,137	16,864	18,975	19,678	71,654	20,578	22,368	22,799	23,853	89,598	24,080	25,040	27,134	28,875	105,129	28,891
Operating expenses:
Sales and marketing	15,727	15,788	16,516	17,087	65,118	16,818	17,627	16,889	16,294	67,628	14,863	16,008	16,175	17,705	64,751	18,724
Research and development	4,296	4,343	4,308	4,137	17,084	4,486	4,507	4,671	4,628	18,292	4,756	5,051	5,100	5,314	20,221	5,132
General and administrative	2,860	3,178	2,680	2,782	11,500	3,516	3,890	3,215	2,994	13,615	3,446	4,207	4,018	4,130	15,801	4,299

Total operating expenses	22,883	23,309	23,504	24,006	93,702	24,820	26,024	24,775	23,916	99,535	23,065	25,266	25,293	27,149	100,773	28,155
Operating income (loss)	(6,746)	(6,445)	(4,529)	(4,328)	(22,048)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015	(226)	1,841	1,726	4,356	736
Interest and other income, net	828	885	1,004	966	3,683	938	519	552	687	2,696	401	351	342	1,000	2,094	183

Income (loss) before income taxes	(5,918)	(5,560)	(3,525)	(3,362)	(18,365)	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416	125	2,183	2,726	6,450	919
(Provision) benefit for income taxes	(84)	(181)	(59)	48	(276)	(92)	5	(23)	68	(42)	(153)	(89)	(218)	(119)	(579)	(334)

Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585

Net income (loss) per share:
Basic	$(0.18)	$(0.17)	$(0.11)	$(0.10)	$(0.56)	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18	$0.02
Diluted	$(0.18)	$(0.17)	$(0.11)	$(0.10)	$(0.56)	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18	$0.02
Shares used in the computation:
Basic	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	32,692	33,362	31,784	31,677	31,733	31,815	31,752	31,929
Diluted	32,858	32,983	33,094	33,371	33,078	33,532	33,582	33,640	33,204	33,362	32,249	32,160	32,424	33,047	32,336	33,431
Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	58	79	84	67	288	77	79	87	80	323	96	142	120	102	460	113
Cost of professional services	125	149	217	156	647	153	165	158	162	638	133	209	138	132	612	114
Sales and marketing	658	731	542	333	2,264	538	595	738	583	2,454	622	952	761	694	3,029	751
Research and development	226	289	166	206	887	235	242	252	240	969	262	377	285	254	1,178	257
General and administrative	235	743	199	208	1,385	263	816	297	265	1,641	403	1,056	548	500	2,507	520

Total stock-based compensation	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755

Consolidated Statements of Cash Flow            Amounts in thousands
Unaudited
Last updated April 28, 2010

	2007					2008					2009					2010
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1
Operating activities
Net income (loss)	(6,002)	(5,741)	(3,584)	(3,314)	(18,641)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871	585
Noncash adjustments:
Depreciation and amortization	1,675	1,880	1,869	1,842	7,266	1,954	1,956	1,956	1,905	7,771	1,887	1,726	1,797	2,059	7,469	2,065
Provision for losses on accounts receivable	(69)	13	401	39	384	89	26	64	33	212	57	30	30	40	157	50
Stock-based compensation expense	1,302	1,991	1,208	970	5,471	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786	1,755
Changes in operating accounts:
Receivables	15,427	8,224	6,933	(3,032)	27,552	7,447	4,062	1,143	(7,878)	4,774	13,569	(5,171)	2,333	524	11,255	2,449
Prepaid and other current assets	(1,471)	(1,612)	(803)	(1,143)	(5,029)	(852)	(804)	(1,168)	(900)	(3,724)	399	(583)	(693)	(614)	(1,491)	(1,054)
Accounts payable and accrued liabilities	1,748	810	89	1,041	3,688	2,292	(257)	42	(720)	1,357	(1,823)	3,099	(1,427)	(35)	(186)	3,556
Commissions and bonuses payable	(1,171)	(1)	(47)	2,176	957	(1,523)	742	166	1,545	930	(2,553)	1,743	(132)	1,393	451	(1,243)
Deferred revenue	(6,056)	(814)	(2,143)	8,407	(606)	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)	(2,038)	(569)	(2,880)	(14,916)	(4,614)
Other	(23)	13	(130)	132	(8)	(173)	83	(52)	635	493	—	503	(247)	(555)	(299)	(39)

Cash provided (used) by operating activities	5,360	4,763	3,793	7,118	21,034	3,670	8,574	(1,330)	3,810	14,724	4,886	2,081	4,909	4,221	16,097	3,510

Investing activities
Acquistion of property and equipment	(1,987)	(1,351)	(1,426)	(2,436)	(7,200)	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(584)	(1,841)	(1,240)	(1,910)	(5,575)	(1,640)
Business acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	(5,906)	—	(5,906)	—
Intangible asset additions											(100)		(144)	(410)	(654)	(1,034)
Change in investments, net	1,549	(15,333)	(3,912)	4,179	(13,517)	(1,970)	748	2,218	12,435	13,431	(2,251)	(6,059)	(13,081)	5,558	(15,833)	(342)
Other	(29)	(32)	1	17	(42)	—	—	—	—	—	—	—	—	—	—	—

Cash provided (used) for investing activities	(467)	(16,716)	(5,337)	1,760	(20,759)	(3,492)	(788)	909	11,010	7,639	(2,935)	(7,900)	(20,371)	3,238	(27,968)	(3,016)

Financing activities
Net proceeds from (payments on) long-term debt	(7)	(8)	(10)	(10)	(35)	(11)	(11)	(11)	(10)	(43)	(12)	(11)	(12)	(11)	(46)	(12)
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	643	536	509	1,966	3,653	414	234	618	130	1,396	78	151	167	1,352	1,748	1,159
Common stock repurchase (Treasury)	—	—	—	—	—	—	—	—	(13,209)	(13,209)	(1,798)	—	—	—	(1,798)	—
Other	49	160	19	(45)	183	51	(53)	—	(133)	(135)	89	48	95	9	241	327

Cash provided (used) by financing activities	685	688	518	1,911	3,801	454	170	607	(13,222)	(11,991)	(1,643)	188	250	1,350	145	1,474

Effect of foreign exchange rates	113	208	293	(217)	397	278	234	(1,822)	(1,338)	(2,648)	(251)	1,156	613	349	1,867	(400)
Net change in cash and cash equivalents	5,691	(11,057)	(733)	10,572	4,473	910	8,190	(1,636)	260	7,724	57	(4,475)	(14,599)	9,158	(9,859)	1,568
Cash and cash equivalents at beginning of period	39,208	44,899	33,842	33,109	39,208	43,681	44,591	52,781	51,145	43,681	51,405	51,462	46,987	32,388	51,405	41,546

Cash and cash equivalents at end of period	44,899	33,842	33,109	43,681	43,681	44,591	52,781	51,145	51,405	51,405	51,462	46,987	32,388	41,546	41,546	43,114

Supplemental Data Sheet          Amounts in thousands (except customers, interactions and employees)
Unaudited
Last updated April 28, 2010

		2007					2008					2009					2010
		Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1

Revenue	Recurring	19,225	20,341	21,813	23,541	84,920	24,412	25,459	25,917	26,476	102,264	25,955	27,393	29,741	32,161	115,250	32,995
Mix	Perpetual	594	352	553	564	2,063	144	114	39	15	312	90	31	13	11	145	30
(in thousands)	Professional services	5,883	5,772	6,880	6,559	25,094	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292	9,077

	Total	25,702	26,465	29,246	30,664	112,077	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687	42,102

Revenue	Recurring	75%	77%	74%	77%	76%	75%	73%	72%	73%	73%	72%	75%	77%	77%	75%	78%
Mix	Perpetual	2%	1%	2%	2%	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
(% of total)	Professional services	23%	22%	24%	21%	22%	25%	27%	28%	27%	27%	28%	25%	23%	23%	24%	22%

Revenue by	North America	18,472	18,908	20,687	21,473	79,540	22,357	23,384	25,187	26,712	97,640	26,997	26,386	27,737	29,694	110,814	29,941
Geography	Europe	5,359	5,321	5,958	6,923	23,561	8,066	8,876	8,082	6,922	31,946	6,440	6,832	7,441	7,831	28,544	8,143
(in thousands)	Asia Pacific	1,871	2,236	2,601	2,268	8,976	2,475	2,961	2,968	2,445	10,849	2,600	3,122	3,553	4,054	13,329	4,019

Revenue by	North America	72%	72%	71%	70%	71%	67%	67%	70%	74%	69%	75%	72%	72%	71%	72%	71%
Geography	Europe	21%	20%	20%	23%	21%	25%	25%	22%	19%	23%	18%	19%	19%	19%	19%	19%
(% of total)	Asia Pacific	7%	8%	9%	7%	8%	8%	8%	8%	7%	8%	7%	9%	9%	10%	9%	10%

Gross Deferred
Revenue*

(in thousands)	Total	113,668	122,793	123,998	134,933		138,629	147,052	145,088	150,872		138,000	152,424	166,305	179,892		196,225

Deferred	Current	67,444	66,660	69,665	76,995		73,575	76,693	72,008	77,584		72,885	75,972	75,643	74,446		68,103
Revenue	Non-current	41,241	41,718	37,139	37,665		38,079	39,289	37,201	35,614		30,322	28,112	28,298	26,881		27,592

(in thousands)	Total	108,685	108,378	106,804	114,660		111,654	115,982	109,209	113,198		103,207	104,084	103,941	101,327		95,695

Term Receivables	Current	20,555	15,756	13,773	13,069		9,616	8,814	6,875	5,752		4,810	4,107	3,011	2,418		1,762
(in thousands)	Non-current	19,349	13,239	11,170	9,859		8,059	5,728	4,420	3,547		2,804	2,159	1,447	1,105		810

	Total	39,904	28,995	24,943	22,928		17,675	14,542	11,295	9,299		7,614	6,266	4,458	3,523		2,572

Net Deferred	Current	46,889	50,904	55,892	63,926		63,959	67,879	65,133	71,832		68,075	71,865	72,632	72,028		66,341
Revenue	Non-current	21,892	28,479	25,969	27,806		30,020	33,561	32,781	32,067		27,518	25,953	26,851	25,776		26,782

(in thousands)	Total	68,781	79,383	81,861	91,732		93,979	101,440	97,914	103,899		95,593	97,818	99,483	97,804		93,123

Customers	New	62	74	60	60	256	64	73	68	59	264	26	53	82 *	51	212	46
	Total (~)	1,800	1,800	1,800	1,800		1,800	1,900	1,900	1,900		1,900	1,900	1,900	1,900	1,900	1,900
	Interactions (in millions)	352	332	347	436	1,467	463	477	576	583	2,099	584	586	620	704	2,494	765

Employees	Worldwide	679	698	691	686		718	765	777	737		742	756	792	797		836

*	Includes invoiced and uninvoiced deferred revenue.

**	Q3’09 customer count includes acquired customers from HiveLive acquisition.